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                                                                  EXHIBIT 10.27

                           SECURITIES PLEDGE AGREEMENT
                           ---------------------------

         THIS SECURITIES PLEDGE AGREEMENT made as of July 7, 1999, by and among DIEDRICH COFFEE, INC., COFFEE PEOPLE, INC., COFFEE PEOPLE WORLDWIDE, INC., GLORIA JEAN'S, INC., EDGLO ENTERPRISES, INC., GLORIA JEAN'S GOURMET COFFEES CORP., and GLORIA JEAN'S GOURMET COFFEES FRANCHISING CORP. (collectively, the "Pledgors" and each individually a "Pledgor"); and BANKBOSTON, N.A., (together with its successors and assigns, the "Secured Party").

                                    RECITALS

         A. The Pledgors and the Secured Party entered into a Credit Agreement dated on or about June 30, 1999 (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Secured Party is extending credit to the Pledgors. Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

         B. It is a condition to the Secured Party's willingness to enter into the Credit Agreement and provide to the Pledgors the financing contemplated thereby that the Pledgors shall have pledged to the Secured Party, for the benefit of the Secured Party, all of the issued and outstanding capital stock, partnership interests, member interests and other equity interests of now or hereafter held legally or beneficially by any Pledgor, including without limitation all equity interests of their existing and future Subsidiaries.

         C. Each Pledgor will benefit materially from the extensions of credit contemplated by the Credit Agreement and, as a material inducement to the Secured Party to enter into the Credit Agreement and to extend credit to the Pledgors as contemplated thereby, wishes hereby to pledge to the Secured Party such capital stock and interests.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

         Section 1. Pledge.

         (a) For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Pledgor hereby delivers, pledges, grants security interests in and assigns to the Secured Party all of such Pledgor's right, title and interest in and to, whether now existing or hereafter coming into existence, the securities, shares of capital stock, warrants, options, partnership interests, member interests, and other equity and ownership interests now or hereafter standing in the name of or otherwise now or hereafter held legally or beneficially by such Pledgor (the "Ownership Interests") in any issuer (a "Company" and, collectively, the "Companies"), and all certificates (if any) representing or evidencing such Ownership Interests standing in such Pledgor's name, all such Ownership Interests as of the date hereof being more particularly described on Exhibit A attached hereto, and all other rights of such Pledgor under any and all agreements, including, without limitation, all right, title and interest (if any) of such






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Pledgor as a partner or director, as the case may be, to participate in the operation or management of any Company and all rights of such Pledgor to the property, assets, partnership interests and distributions under the Organizational Documents, and all present and future rights of such Pledgor to receive payment of money or other distributions or payments arising out of or in connection with the Ownership Interests of such Pledgor in any Company and its rights under the Organizational Documents, any and all other related agreements and all general intangibles relating thereto and proceeds resulting therefrom as collateral security, and all rights of any Pledgor with respect to the pledge of any Ownership Interests pursuant to the terms and conditions of the Organizational Documents or any other agreement or instrument, for (i) the payment and performance of all obligations of the Pledgors under the Credit Agreement; (ii) the due and punctual payment of the Notes, as defined in the Credit Agreement and issued pursuant thereto, to the Secured Party, including, without limitation, all interest payable on the Notes at the interest rates provided therein and in the Credit Agreement, regardless of the extent allowed as a claim in any proceeding in respect of the bankruptcy, reorganization or insolvency of any Pledgor (a "Reorganization"); (iii) the due and punctual payment of any of the Pledgors' notes or instruments as may hereafter from time to time be issued in addition to, in place of, or in amendment of, the Notes under the Credit Agreement, including, without limitation, all interest payable on such notes or instruments at the interest rates provided therein, regardless of the extent allowed as a claim in any Reorganization; (iv) the payment and performance of all indebtedness, liabilities and obligations of the Pledgors under the other Security Documents contemplated by the Credit Agreement; (v) the payment and performance of all obligations, indebtedness and liabilities of any of the Pledgors to the Secured Party under the other Security Documents contemplated by the Credit Agreement; (vi) the performance of all of the obligations of each of the Pledgors to the Secured Party contained in any of the Loan Documents contemplated by the Credit Agreement; and (vii) the payment of all other future advances and other obligations of any Pledgor to the Secured Party including, without limitation any future loans and advances made to any Pledgor by the Secured Party prior to, during or following any Reorganization, and any and all other indebtedness, liabilities and obligations of any Pledgor to the Secured Party of every kind and description, direct, indirect or contingent, now or hereafter existing, due or to become due (all of the foregoing hereinafter called the "Obligations").

         (b) In the case of certificated securities, each Pledgor shall promptly pledge and deposit hereunder with the Secured Party, any stock or other certificates, warrants, options or other rights to acquire a certificate of Ownership Interests acquired by such Pledgor in addition to the securities referred to on Exhibit A attached hereto, whether by (i) new purchase or (ii) new issuance or by declaration of a dividend or distribution with respect to, or a split of, or conversion of, any securities now or hereafter held in pledge (all in suitable form for transfer by delivery or accompanied by (a) duly executed instruments of transfer or assignments in blank, and (b) any required transfer tax stamps). Such stock or other certificate, equity securities, warrants, options, voting or other rights shall stand pledged and assigned as collateral security for the Obligations in the same manner as the property described in the first paragraph hereof and this paragraph. Nothing contained in this Section 1 shall be deemed to permit any issuances of debt or equity securities, exercise of rights, distributions, payments or other actions not otherwise permitted by the Credit Agreement. In the case of uncertificated securities, each Pledgor shall comply with the provisions of Section 2(h) hereunder and cause the lien on the Pledged Securities to be registered in the books and records maintained by the applicable Company. (All






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of the property described in the first paragraph hereof and this paragraph is hereinafter collectively called the "Pledged Securities".)

         Section 2. Representations, Warranties and Covenants of the Pledgors. Each Pledgor hereby represents, warrants and covenants as follows with respect to the Pledged Securities held in such Pledgor's name:

                  (a) Except for the security interest and pledge hereunder and any security interest and pledge permitted under the Credit Agreement,
         (i) such Pledgor is the legal and beneficial owner of the Pledged Securities and such Pledgor holds the Pledged Securities free and clear of any Encumbrance or restriction on transfer (in the case of restrictions on transfer, except as may be imposed by any state or local governmental authorities), (ii) there are no restrictions upon the voting rights of any of the Pledged Securities (other than as may be imposed by any state or local governmental authorities), (iii) the Pledged Securities are duly and validly issued, fully paid and non-assessable, and (iv) such Pledgor has the right to pledge said securities to the Secured Party hereunder free of any Encumbrances.

                  (b) Such Pledgor shall promptly pay any and all taxes, assessments and governmental charges upon the Pledged Securities pledged by such Pledgor hereunder when due other than those contested in good faith by appropriate proceedings for which adequate funds for the payment thereof shall have been set aside.

                  (c) Except as permitted under the Credit Agreement, such Pledgor shall not sell or otherwise assign, transfer or dispose of the Pledged Securities or any interest therein during such time as they shall be pledged to the Secured Party as contemplated hereby.

                  (d) Such Pledgor shall keep the Pledged Securities free from any Encumbrance except for the pledge provided hereby and shall take such actions reasonably necessary to protect such Pledged Securities against all claims and demands of all persons at any time claiming any interest therein.

                  (e) The Pledged Securities are duly and validly issued, fully paid and nonassessable, and in the case of certificated securities, such Pledgor or the Secured Party holds a certificate or instrument evidencing the Pledged Securities issued in the name of such Pledgor as described on Exhibit A.

                  (f) The Pledged Securities represent, and the Pledgors are, the legal and beneficial holders of, all of the issued and outstanding equity interests of the Companies listed on Exhibit A.

                  (g) Such Pledgor will not, without the prior written consent of the Secured Party, which consent will not be unreasonably withheld or delayed, amend or



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         modify any of the Organizational Documents, as in effect on the date hereof provided however, each Pledgor agrees to amend immediately any Organizational Documents which contain provisions similar to those set forth in Section 102(b)(2) of Title 8 of the Delaware General Corporation Law in order to delete any such provision.

                  (h) Such Pledgor shall execute and deliver written instructions to the applicable Company to register the Encumbrance created hereunder in any uncertificated equity interests in the books and records maintained by such Company for such registrations and cause such Company to execute and deliver to the Secured Party a written confirmation and account control agreement to the effect that the Encumbrance created hereunder in such equity interests has been duly registered in such books and records and is perfected.

                  (i) Such Pledgor will perform and observe, or cause to be performed and observed, all of such Pledgor's obligations under the Organizational Documents.

                  (j) The execution and delivery of, and performance by such Pledgor of its respective obligations under the Security Documents to which it is a party will not violate any provision of law, any order, judgment or decree of any court or other agency of government, the Organizational Documents or any indenture, agreement or other instrument to which such Pledgor is a party, or by which such Pledgor is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any Encumbrance of any nature whatsoever upon any of the property or assets of such Pledgor pursuant to, any such indenture, agreement or instrument.

                  (k) Such Pledgor is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other Person in connection with or as a condition to the execution, delivery or performance of any of the Security Documents to which such Pledgor is a party, except such consents as have already been obtained.

                  (l) Exhibit A accurately and completely lists each Pledgor's correct legal name and principal address and amount of Ownership Interests in any of the Companies and whether the same are certificated, all as of the date hereof.

                  (m) This Agreement and other agreements and instruments relating hereto constitute the valid and binding obligations of such Pledgor, enforceable against it in accordance with its terms, subject, however to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action in law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right under any such agreement.



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         Section 3. Right to Receive Distributions on Pledged Securities.

         (a) Unless and until an Event of Default (as defined in Section 5 hereof) has occurred, and if the Secured Party has notified any Pledgor in writing of its election to exercise the Secured Party's rights under this
Section 3, such Pledgor shall be entitled to receive and retain for its own use any and all dividends, interest and other payments and distributions made upon or with respect to the Pledged Securities (subject to any restrictions thereon set forth in the Credit Agreement or any other Loan Document referred to therein), except

              (i) dividends or distributions payable in securities or other property (other than cash dividends or distributions);

              (ii) dividends or distributions on dissolution or on partial or total liquidation or in connection with a reduction of capital, capital surplus or paid-in surplus; and

              (iii) any other securities issued with respect to or in lieu of the Pledged Securities in any manner whatsoever (whether upon conversion of any convertible securities included therein or through a split, spin-off, split-off, reclassification, merger, consolidation, sale of assets, combination of securities or otherwise).

All of the foregoing, together with all new, substituted or additional certificates, warrants, options, notes or other rights, or other securities issued in addition to or in respect of all or any of the Pledged Securities shall be delivered to the Secured Party hereunder as required by Section 1 hereof, to be held as collateral pursuant to the terms hereof in the same manner as the Pledged Securities delivered to the Secured Party on the date hereof. Nothing in this Section 3 shall be deemed to permit any issuance of debt or equity securities, exercise of rights, distributions, payments or other actions not otherwise permitted by the Credit Agreement.

         (b) Notwithstanding any provision herein to the contrary, if any Event of Default shall have occurred, upon the giving of the written notice referred to in subsection (a) above, then and whether or not any holder of the Obligations exercises any available option to declare such Obligations due and payable or seeks or pursues any other relief or remedy available to such holder under this Agreement or any instrument or agreement evidencing or securing any Obligations, all dividends, distributions, or interest or principal payments, as the case may be, on the Pledged Securities shall be paid directly to the Secured Party, and retained by it as part of the Pledged Securities, subject to the terms of this Agreement, and, if the Secured Party shall so request in writing, the Pledgor agrees to execute and deliver to the Secured Party appropriate additional distribution and other orders and documents to that end.



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         Section 4. Right to Vote Pledged Securities.

         (a) Unless and until an Event of Default has occurred, and if the Secured Party shall have notified any Pledgor in writing of its election to exercise the Secured Party's rights under this Section 4, each Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Securities held in such Pledgor's name and to exercise conversion rights with respect to any convertible securities included therein; provided, however, that no vote shall be cast, and no consent shall be given or member action taken, which would have the effect of impairing the position or interest of the Secured Party with respect to the Pledged Securities or Secured Party's rights and remedies under, or which would authorize or effect any action then prohibited by, the Credit Agreement or any other Loan Document referred to therein.

         (b) Notwithstanding any provision herein to the contrary, if any Event of Default shall have occurred, upon the giving of the written notice referred to in subsection (a) above, then and whether or not any holder of the Obligations exercises any available option to declare such Obligations due and payable or seeks or pursues any other relief or remedy available to such holder under this Agreement or any instrument or agreement evidencing or securing any Obligations, the Secured Party, or its nominee, shall forthwith, without further action on the part of any person, have the sole and exclusive right to exercise all voting and other powers of ownership pertaining to the Pledged Securities and shall exercise such powers in such manner as the Secured Party shall determine to be necessary, appropriate or advisable. Each Pledgor hereby agrees to execute and deliver to the Secured Party such additional powers, authorizations, proxies, dividends and such other documents as the Secured Party may reasonably request to secure the Secured Party the rights, powers and authority intended to be conferred upon by this subsection (b).

         Section 5. Events of Default. Each Pledgor shall be in default under this Agreement upon the occurrence of any of one of the following events (herein referred to as an "Event of Default"):

                  (a) default by such Pledgor in the due observance or performance of any covenant or agreement contained herein, which default, if curable, is not cured within 10 days of the earlier of receipt by such Pledgor of notice thereof or such Pledgor's actual knowledge thereof;

                  (b) breach by such Pledgor in any material respect of any representation or warranty herein contained; or

                  (c) the occurrence of any "Event of Default" under (and as defined) in the Credit Agreement.

         Section 6. Remedies Upon Event of Default.

         (a) If any Event of Default shall occur, the Secured Party may exercise all the rights and remedies of a secured party under the Uniform Commercial Code. Without limitation of the foregoing, unless the Obligations shall have been paid in full in cash, the Secured Party may, in the Secured Party's sole discretion, without further demand, advertisement or notice, except as



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expressly provided for in subsection (i) below, apply the cash, if any, then held by it as collateral hereunder, for the purposes and in the manner provided in Section 7 hereof, and, if there shall be no such cash or the cash so applied shall be insufficient to make payment in full of all payments provided in
Section 7 hereof,

                  (i) Sell the Pledged Securities, or any part thereof, in one or more sales, at public or private sale, conducted by any officer or agent of the Secured Party, at a place of business of the Secured Party or elsewhere, for cash, upon credit or future delivery, and at such price or prices as the Secured Party shall determine, and, to the extent permitted by law, the Secured Party may be the purchaser of any or all of the Pledged Securities so sold. Upon any such sale, the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Securities so sold. Each purchaser (including the Secured Party) at any such sale shall hold the Pledged Securities so sold, absolutely free from any claim or right of whatsoever kind, including, without limitation, any equity or right of redemption of any Pledgor which such Pledgor, to the extent it may lawfully do so, hereby specifically waives. Unless the Pledged Securities are of a type sold on a recognized market, the Secured Party shall give such Pledgor at least 10 days' advance written notice of its intention to make any such public or private sale. Secured Party and Pledgor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code. Such notice, in case of a public sale shall state the time and place fixed for such sale. Such notice in the case of a private sale or disposition, shall state the time after which any private sale or other intended disposition is to be made. The Secured Party shall not be obligated to make any sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, or any adjournment thereof, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Pledged Securities for credit or for future delivery, the Pledged Securities so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to pay for the Pledged Securities so sold, and in case of any such failure, such Pledged Securities may again be sold under and pursuant to the provisions hereof; or

                  (ii) Proceed by a suit or suits at law or in equity to foreclose upon this Pledge Agreement and sell the Pledged Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         (b) If at any time when the Secured Party shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to subsection (a)(i) of this Section, and if such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as from time to time in effect (the "Securities Act") or the securities laws of any state, the Secured Party, in its sole and absolute





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discretion, is hereby expressly authorized to sell such Pledged Securities or such part thereof by private sale in such manner and under such circumstances as the Secured Party may reasonably determine in order that such sale may legally be effected without such registration. The Secured Party may sell all or any part of the Pledged Securities at any price which is commercially reasonable under the circumstances, in their sole and absolute discretion.

         (c) The Secured Party as attorney-in-fact pursuant to Section 8 hereof may, in the name and stead of each Pledgor, make and execute all conveyances, assignments and transfers of the Pledged Securities sold in accordance with this Agreement. Each Pledgor shall, if so requested by the Secured Party ratify and confirm any sale or sales by executing and delivering to the Secured Party, or to such purchaser or purchasers, all such instruments as may, in the judgment of the Secured Party, be advisable for such purpose.

         (d) The receipt of the Secured Party of the purchase money paid at any such sale made by it shall be a sufficient discharge therefor to any purchaser (other than the Secured Party) of the Pledged Securities, or any portion thereof, sold as aforesaid; and no such purchaser (or his or its representatives or assigns) (other than the Secured Party), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

         (e) The Secured Party shall incur no liability as a result of the sale of the Pledged Securities, or any part thereof, at any private sale pursuant to
Section 6 hereof. Each Pledgor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Pledged Securities may have been sold at such private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the secured Obligations, even if the Secured Party accepts the first offer received and does not offer the Pledged Securities to more than one offeree, so long as the terms of the sale were commercially reasonable.

         (f) In connection with the exercise by the Secured Party of any of its rights and remedies under this Agreement, the Pledgor consents to the assignment of any Ownership Interests (including any economic interest therein and all voting rights and respect thereof) in any of the Companies and agrees that no such assignment and no foreclosure thereunder or other remedies in respect thereof in accordance herewith shall in itself effect a termination or dissolution of any Company. Effective as of the date that the Secured Party takes title to the Pledged Securities pledged hereunder, voluntarily or involuntarily by way of foreclosure or agreement, in accordance with the provisions of this Agreement, the Secured Party shall be entitled to all rights benefits and privileges of a holder of such Ownership Interests except that the Secured Party shall be obligated to make any capital contributions not expressly assumed by them in writing.

         Section 7. Application of Proceeds. The proceeds of any sale, or of collection, of all or any part of the Pledged Securities shall be applied by the Secured Party, without any marshaling of assets, in the following order:



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                  (a) first, to the payment of all of the costs and expenses of such sale, including, without limitation, reasonable legal fees, and all other expenses, liabilities and advances made or incurred by the Secured Party in connection therewith (including, without limitation, costs and expenses incurred in connection with any bankruptcy, reorganization or insolvency proceeding);

                  (b) second, to the payment of the Obligations in such order as the Lender in its sole discretion shall determine, until payment in full thereof; and

                  (c) finally, ratably in accordance with their relative sharing ratios, to each Pledgor, its, his or her successors, assigns, legal representatives or heirs, or to whomsoever may be lawfully entitled to receive the same.

         Section 8. The Secured Party Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Secured Party as the Pledgor's lawful attorney, with full power of substitution, in the name of such Pledgor, for the sole use and benefit of the Secured Party, but at such Pledgor's expense, to take any action and execute any instruments which the Secured Party may deem necessary or advisable to accomplish the purposes hereof. Such appointment as attorney is irrevocable and coupled with an interest.

         Section 9. Record Ownership of Pledged Securities. Upon the occurrence of an Event of Default and subject to the requirements of mandatory law, the Secured Party may cause, upon receipt of written notification to any Pledgor, any or all of the Pledged Securities to be transferred of record into the Secured Party's name. Each Pledgor shall, upon request, promptly give to the Secured Party copies of any notices or other communications received by such Pledgor with respect to the Pledged Securities registered in the such Pledgor's name.

         Section 10. Perfection. Prior to or concurrently with the execution and delivery of this Agreement, each Pledgor shall (i) deliver the certificates representing the Pledged Securities hereunder if any, to the Secured Party or register the same for purposes of Article 8 of the Uniform Commercial Code; and
(ii) execute such financing statements and other documents in such offices as the Secured Party may reasonably request to perfect the security interest granted by such Pledgor pursuant to Section 1 of this Agreement and will permit the same to be filed by the Secured Party.

         Section 11. No Waiver. No failure on the part of the Secured Party to exercise, and no delay on the part of the Secured Party in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude any other or further right, power or remedy.

         Section 12. Survival of Obligations; Termination of Pledge. This Pledge Agreement and the warranties, representations, agreements and covenants contained herein and in any certificates or instruments delivered pursuant hereto shall survive the making of the Loans and the execution and delivery of the Notes, regardless of any investigation made by the Secured Party or any person on behalf of the Secured Party, and shall continue for so long as any of the





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

Obligations shall remain outstanding or the Secured Party shall have any obligation to advance funds to any Pledgor. Upon the repayment and performance in full indefeasibly in cash of all the Obligations and the expiration or termination of any obligations of the Secured Party to advance funds to the Pledgors, the Secured Party shall forthwith assign, transfer and deliver to each Pledgor or its assignees, without representation, warranty or recourse, against appropriate receipts, all the Pledged Securities, if any, then held by it in pledge hereunder and all duly executed instruments of transfer or assignments in blank relating thereto and any other property held by the Secured Party pursuant to this Agreement free and clear of the Encumbrance of this Agreement and the other Loan Documents, except that such Encumbrance shall survive with respect to any payment made or received by the Secured Party in respect of the Obligations that is subsequently voided as a fraudulent conveyance, preference or otherwise.

         Section 13. Consent to Jurisdiction. Each Pledgor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the Commonwealth of Massachusetts, the courts of the United States of America for the District of Massachusetts, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Pledgor at its address as set forth in the Credit Agreement or at such other address of which the Secured Party shall have been notified pursuant to the terms of this Agreement;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

         Section 14. WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR AND THE SECURED PARTY HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH.



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         Section 15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the legal representatives, heirs, successors and assigns of each Pledgor and the Secured Party, and any subsequent holder of any of the Obligations.

         Section 16. Additional Instruments and Assurance. Each Pledgor hereby agrees, at such Pledgor's own expense: (i) to execute and deliver, from time to time, any and all further, or other, instruments and to perform such acts, as shall be reasonably required to effect the purposes of this Agreement to secure to the Secured Party, and to all persons who may from time to time be the holder of any of the Obligations, the benefits of all right, authorities and remedies conferred upon the Secured Party by the terms of this Agreement, and (ii) to otherwise cooperate fully with the Secured Party in taking any action which they may reasonably request in order to cause the Secured Party to obtain and enjoy their full rights and benefits under the Loan Documents, including without limitation, using its best efforts to assist the Security Party in obtaining the approval or any state municipality or other governmental authority for any action or transaction contemplated by any of the Loan Documents which is then required under applicable law.

         Section 17. Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telecopied communication) and mailed or telecopied or delivered to the applicable party at the addresses indicated below.

         If to the Secured Party, to its address or telecopy number set forth in the Credit Agreement,

         with a copy (which shall not constitute notice) to:

                  Susan E. Siebert, Esq.
                  Edwards & Angell, LLP
                  101 Federal Street
                  23rd Floor
                  Boston, Massachusetts  02110
                  Telecopy No: (6l7) 439-4170

         If to any Pledgor to the Borrowers' address or telecopy number as set forth in the Credit Agreement,

         with a copy (which shall not constitute notice) to:

                  John M. Williams III, Esq.
                  Gibson, Dunn & Crutcher, LLP
                  4 Park Plaza
                  Irvine, California  92614
                  Telecopy No.: (949) 451-4220

or, as to each party, at such other address as shall be designated by such parties in a written notice to the other parties complying as to delivery with the terms of this Section. All such notices, requests, demands and other communication shall be deemed given upon receipt by the party to whom such notice is directed.

         Section 18. Severability. In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been included. The rights, powers and remedies provided herein in favor of the Secured Party shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other rights and remedies in favor of the Secured Party existing at law or in equity, including (without limitation) all of the rights, powers and remedies available to a secured party under any law or regulation.

         Section 19. Savings Clause. Anything in this Agreement to the contrary notwithstanding, this Pledge Agreement shall not constitute an agreement to pledge or assign, if an attempted pledge or assignment, without the consent of a third party thereto, would constitute a breach of any Organizational Agreement relating thereto or in any way effect the respective rights of the Pledgor or the Secured Party thereunder, unless such consent is obtained. If such consent is not obtained, or if an attempted pledge or assignment thereof would be ineffective or would effect the rights thereunder so that the Secured Party would not receive all such rights, each of the Pledgors will cooperate with the Secured Party to provide to the Secured Party the benefits of such Ownership Interests and Pledged Securities and claims or rights and benefits arising thereunder or resulting therefrom.

         Section 20. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED EXECUTED AS A SEALED INSTRUMENT AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AS A CONTRACT TO BE EXECUTED AND PERFORMED WITHIN THE COMMONWEALTH OF MASSACHUSETTS.

         Section 21. Miscellaneous. The headings of the Sections of this Agreement have been inserted for convenience of reference only and shall in no way affect the construction or interpretation of this Agreement. In the event this Agreement shall be enforced by suit or otherwise, each Pledgor will reimburse the Secured Party and the holder or holders of the Obligations, upon demand, for all reasonable expenses incurred in connection therewith, including without limitation, reasonable attorneys' fees (including, without limitation, all such costs, charges and expenses incurred by the Secured Party in connection with any Reorganization). This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same Agreement.

         Section 22. Permitted Transfers to Secured Party. Notwithstanding the provisions of any Organizational Document or any other agreement to the contrary:

         (a) The Pledgors hereby (i) consent to the collateral assignment and pledge of the Ownership Interests of Pledgors (and all economic interests therein) pursuant to this Agreement; (ii) in connection with the exercise by the Secured Party of any of its rights and remedies under this Agreement, consent to the assignment of any of such Ownership Interests (including any economic interests therein) to any other Person (and to the substitution of such other Person as a substitute partner, member, manager and/or shareholder, as the case may be, holding the Ownership Interest(s) so assigned), and (iii) agree that no such assignment (or substitution) and no foreclosure thereunder or other remedies in respect thereof shall effect a termination or dissolution of any Company.

         (b) Without limiting the generality of the foregoing, each Pledgor hereby agrees that upon the occurrence of any Event of Default hereunder, to the extent not permitted by applicable law:

                  (i) with respect to each Ownership Interest (and economic interest therein) assigned by any Pledgor, the Secured Party, at its election, shall thereupon be admitted (or shall have the right to have one or more designees of its choice admitted) as a substitute stockholder, member, limited partner or otherwise, as the case may be (in each such case (whether the Secured Party or its designee) being hereinafter referred to as the "New Equity Owner") with no further action by any Pledgor or any other Person being necessary, and the Pledgors hereby consent to such admission and agrees to execute and deliver such instruments, if any, as shall be necessary to effect or further evidence the foregoing;

                  (ii) with respect to the Secured Party and any other New Equity Owner, the Pledgors waive the right to enforce the voting restrictions set forth in any Organizational Documents and consents to the Secured Party and any New Equity Owner not being bound by such voting restrictions;

                  (iii) in connection with the admission of any New Equity Owner, no capital contribution by such New Equity Owner shall be required;

                  (iv) as provided herein, no New Equity Owner shall have any liability with respect to the obligations of any Pledgor under the Credit Agreement or other Loan Documents; and

                  (v) on and after the admission of any New Equity Owner, such New Equity Owner shall have all powers, statutory and otherwise, possessed at law and shall have the authority to manage the business and affairs of such Company. Except as otherwise provided herein or in any applicable laws, the Pledgors thereafter shall have no further powers or privileges with respect to the management of such Company.

         IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by the parties hereto by their duly authorized representatives all as of the day and year first above written.

                                            SECURED PARTY:
                                            --------------

                                            BANKBOSTON, N.A.



                                            By:  /s/
                                                --------------------------------


                                            PLEDGORS:

                                            DIEDRICH COFFEE, INC.


                                            By:    /s/ Ann Wride
                                                --------------------------------


                                            COFFEE PEOPLE, INC.


                                            By:    /s/ Ann Wride
                                                --------------------------------


                                            COFFEE PEOPLE WORLDWIDE, INC.


                                            By:    /s/ Ann Wride
                                                --------------------------------


                                            GLORIA JEAN'S, INC.


                                            By:    /s/ Ann Wride
                                                --------------------------------


                                            EDGLO ENTERPRISES, INC.


                                            By:    /s/ Ann Wride
                                                --------------------------------


                                            GLORIA JEAN'S GOURMET COFFEES CORP.


                                            By:    /s/ Ann Wride
                                                --------------------------------


                                            GLORIA JEAN'S GOURMET COFFEES
                                            FRANCHISING CORP.


                                            By:    /s/ Ann Wride
                                                --------------------------------

STATE OF       California
          -----------------------
COUNTY OF      Orange
          -----------------------

The foregoing Pledge Agreement was executed and acknowledged before me this 30th day of June, 1999 by Ann Wride, personally known to me to be the an executive officer of each of the foregoing Pledgors on behalf of such Pledgors.

                                               /s/
                                               ---------------------------------
                                               Notary Public
                                               My Commission Expires:
                                                                     -----------

                                    EXHIBIT A

                               PLEDGED SECURITIES

===========================================================================================================================
                                                                                 OWNERSHIP INTEREST
                                                                                (percentage; no. and
    NAME AND ADDRESS                                                             type of interests,         CERTIFICATE
      OF PLEDGOR                                        ISSUER                         shares)             NOS. (if any)
---------------------------------------------------------------------------------------------------------------------------
Diedrich Coffee, Inc.                                                                   100%
2144 Michelson Drive                                 Coffee People                 1,000 shares of
Irvine, California  92612                            Worldwide, Inc.                 Common Stock                1
---------------------------------------------------------------------------------------------------------------------------
Coffee People Worldwide, Inc.                                                           100%
2144 Michelson Drive                           CP Acquisition Corp. n/k/a          1,000 shares of
Irvine, California  92612                         Coffee People, Inc.               Common Stock                 2
---------------------------------------------------------------------------------------------------------------------------
Coffee People, Inc.                                                                     100%
2144 Michelson Drive                                                                261 shares of
Irvine, California  92612                        Gloria Jean's, Inc.                Common Stock                 4
---------------------------------------------------------------------------------------------------------------------------
Gloria Jean's, Inc.                                                                     100%
2144 Michelson Drive                                                               1,000 shares of
Irvine, California  92612                       Edglo Enterprises, Inc.             Common Stock                 6
---------------------------------------------------------------------------------------------------------------------------
Edglo Enterprises, Inc.                                                                 100%
2144 Michelson Drive                             Gloria Jean's Gourmet         1,000 shares of Common
Irvine, California  92612                            Coffee Corp.                   Common Stock                 9
---------------------------------------------------------------------------------------------------------------------------
Edglo Enterprises, Inc.                                                                 100%
2144 Michelson Drive                         Gloria Jean's Gourmet Coffees         50,000 shares of
Irvine, California  92612                          Franchising Corp.                 Common Stock                2
===========================================================================================================================